				Deal Summary Report							CSMC06-1G1BBG

				Assumptions							Collateral
Settlement	31-Jan-06	Prepay		100 PPC					Balance	WAC	WAM	Age	NETWAC	ORIG IO
1st Pay Date	25-Feb-06	Default		0 CDR					241,935,483.87	5.92	356	4	5.5	0
		Recovery	0	months					80,645,161.29	5.92	356	4	5.5	120
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
1A4	32,258,000.00	5.5	02/11 - 09/35	10.67	7.6	5.848	142	Nearest	97-15.02	23993.44	147.85	31.59	1-Jan-06	FIX
1A3	156,123,000.00	5.5	02/06 - 03/19	3.89	3.3	5.389	103	Interp	100-06.15	51785.16	715.56	157.138	1-Jan-06	FIX
1A1	79,277,000.00	5.33	02/06 - 04/10	1.89	1.73	5.381	99	Interp	100-00.00	13759.17	70.42	79.347	25-Jan-06	FLT
1IN1	3,000,000.00	6.435	02/06 - 07/07	0.96		0	0	Interp			3.22	0	25-Jan-06	INV
1IN2	4,207,000.00	6.435	07/07 - 04/10	2.56		0	0	Interp			4.51	0	25-Jan-06	INV
1IN3	7,207,000.00	6.435	02/06 - 04/10	1.89		0	0	Interp			7.73	0	25-Jan-06	INV
1A5	15,251,000.00	5.5	02/06 - 07/06	0.3	0.28	10.465	604	Interp	98-07.70	419.99	69.9	15.053	1-Jan-06	FIX
1A6	2,677,000.00	5.5	03/19 - 09/35	16.72	10.22	6.404	192	Interp	91-07.88	2508.43	12.27	2.455	1-Jan-06	FIX
1B1	22,580,645.16	5.5	02/06 - 09/35	10.13	7.28	5.708	128	Interp	98-18.25	16271.54	103.49	22.361	1-Jan-06	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 4.425 4.395 4.361 4.358 4.428 4.553 4.808 4.745 4.754 4.784 4.853 5.017

CSMC06-1G1BBG - Dec - 1A3

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	98	87	87	87	87
25-Jan-08	96	73	73	68	42
25-Jan-09	94	60	60	36	10
25-Jan-10	92	46	46	14	0
25-Jan-11	90	33	30	0	0
25-Jan-12	87	21	19	0	0
25-Jan-13	85	11	10	0	0
25-Jan-14	82	2	6	0	0
25-Jan-15	79	0	3	0	0
25-Jan-16	76	0	2	0	0
25-Jan-17	72	0	1	0	0
25-Jan-18	68	0	1	0	0
25-Jan-19	63	0	*	0	0
25-Jan-20	58	0	0	0	0
25-Jan-21	53	0	0	0	0
25-Jan-22	48	0	0	0	0
25-Jan-23	42	0	0	0	0
25-Jan-24	36	0	0	0	0
25-Jan-25	29	0	0	0	0
25-Jan-26	22	0	0	0	0
25-Jan-27	15	0	0	0	0
25-Jan-28	7	0	0	0	0
25-Jan-29	0	0	0	0	0

WAL	14.46	3.84	3.89	2.56	1.89
Principal Window	Feb06-Nov28	Feb06-Jun14	Feb06-Mar19	Feb06-Dec10	Feb06-Jul09

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at ttp://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-1G1BBG - Dec - 1A1

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	99	99	76	46	16
25-Jan-08	98	95	40	0	0
25-Jan-09	97	87	16	0	0
25-Jan-10	96	82	2	0	0
25-Jan-11	95	81	0	0	0
25-Jan-12	94	81	0	0	0
25-Jan-13	92	81	0	0	0
25-Jan-14	91	81	0	0	0
25-Jan-15	90	74	0	0	0
25-Jan-16	88	64	0	0	0
25-Jan-17	87	56	0	0	0
25-Jan-18	85	49	0	0	0
25-Jan-19	83	42	0	0	0
25-Jan-20	81	36	0	0	0
25-Jan-21	79	31	0	0	0
25-Jan-22	77	26	0	0	0
25-Jan-23	75	22	0	0	0
25-Jan-24	73	18	0	0	0
25-Jan-25	70	15	0	0	0
25-Jan-26	67	12	0	0	0
25-Jan-27	65	9	0	0	0
25-Jan-28	62	7	0	0	0
25-Jan-29	56	5	0	0	0
25-Jan-30	38	4	0	0	0
25-Jan-31	19	2	0	0	0
25-Jan-32	0	1	0	0	0
25-Jan-33	0	0	0	0	0

WAL	20.11	12.11	1.89	1.01	0.71
Principal Window	Feb06-Jan32	Feb06-Aug32	Feb06-Apr10	Feb06-Nov07	Feb06-Apr07

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-1G1BBG - Dec - 1IN1

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	98	98	42	0	0
25-Jan-08	95	87	0	0	0
25-Jan-09	93	68	0	0	0
25-Jan-10	90	57	0	0	0
25-Jan-11	88	53	0	0	0
25-Jan-12	85	53	0	0	0
25-Jan-13	82	53	0	0	0
25-Jan-14	78	53	0	0	0
25-Jan-15	75	37	0	0	0
25-Jan-16	71	15	0	0	0
25-Jan-17	68	0	0	0	0
25-Jan-18	64	0	0	0	0
25-Jan-19	59	0	0	0	0
25-Jan-20	55	0	0	0	0
25-Jan-21	50	0	0	0	0
25-Jan-22	45	0	0	0	0
25-Jan-23	40	0	0	0	0
25-Jan-24	34	0	0	0	0
25-Jan-25	28	0	0	0	0
25-Jan-26	22	0	0	0	0
25-Jan-27	15	0	0	0	0
25-Jan-28	8	0	0	0	0
25-Jan-29	0	0	0	0	0

WAL	13.97	6.29	0.96	0.59	0.43
Principal Window	Feb06-Dec28	Feb06-Oct16	Feb06-Jul07	Feb06-Nov06	Feb06-Sep06

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-1G1BBG - Dec - 1IN2

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	100	100	100	79	27
25-Jan-08	100	100	69	0	0
25-Jan-09	100	100	28	0	0
25-Jan-10	100	100	4	0	0
25-Jan-11	100	100	0	0	0
25-Jan-12	100	100	0	0	0
25-Jan-13	100	100	0	0	0
25-Jan-14	100	100	0	0	0
25-Jan-15	100	100	0	0	0
25-Jan-16	100	100	0	0	0
25-Jan-17	100	96	0	0	0
25-Jan-18	100	83	0	0	0
25-Jan-19	100	72	0	0	0
25-Jan-20	100	62	0	0	0
25-Jan-21	100	53	0	0	0
25-Jan-22	100	45	0	0	0
25-Jan-23	100	37	0	0	0
25-Jan-24	100	31	0	0	0
25-Jan-25	100	26	0	0	0
25-Jan-26	100	21	0	0	0
25-Jan-27	100	16	0	0	0
25-Jan-28	100	12	0	0	0
25-Jan-29	96	9	0	0	0
25-Jan-30	66	6	0	0	0
25-Jan-31	33	3	0	0	0
25-Jan-32	0	1	0	0	0
25-Jan-33	0	0	0	0	0

WAL	24.49	16.26	2.56	1.31	0.9
Principal Window	Dec28-Jan32	Oct16-Aug32	Jul07-Apr10	Nov06-Nov07	Sep06-Apr07

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-1G1BBG - Dec - 1IN3

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	99	99	76	46	16
25-Jan-08	98	95	40	0	0
25-Jan-09	97	87	16	0	0
25-Jan-10	96	82	2	0	0
25-Jan-11	95	81	0	0	0
25-Jan-12	94	81	0	0	0
25-Jan-13	92	81	0	0	0
25-Jan-14	91	81	0	0	0
25-Jan-15	90	74	0	0	0
25-Jan-16	88	64	0	0	0
25-Jan-17	87	56	0	0	0
25-Jan-18	85	49	0	0	0
25-Jan-19	83	42	0	0	0
25-Jan-20	81	36	0	0	0
25-Jan-21	79	31	0	0	0
25-Jan-22	77	26	0	0	0
25-Jan-23	75	22	0	0	0
25-Jan-24	73	18	0	0	0
25-Jan-25	70	15	0	0	0
25-Jan-26	67	12	0	0	0
25-Jan-27	65	9	0	0	0
25-Jan-28	62	7	0	0	0
25-Jan-29	56	5	0	0	0
25-Jan-30	38	4	0	0	0
25-Jan-31	19	2	0	0	0
25-Jan-32	0	1	0	0	0
25-Jan-33	0	0	0	0	0

WAL	20.11	12.11	1.89	1.01	0.71
Principal Window	Feb06-Jan32	Feb06-Aug32	Feb06-Apr10	Feb06-Nov07	Feb06-Apr07

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-1G1BBG - Dec - 1A5

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	106	42	0	0	0
25-Jan-08	112	0	0	0	0
25-Jan-09	118	0	0	0	0
25-Jan-10	125	0	0	0	0
25-Jan-11	132	0	0	0	0
25-Jan-12	139	0	0	0	0
25-Jan-13	147	0	0	0	0
25-Jan-14	155	0	0	0	0
25-Jan-15	164	0	0	0	0
25-Jan-16	173	0	0	0	0
25-Jan-17	183	0	0	0	0
25-Jan-18	193	0	0	0	0
25-Jan-19	204	0	0	0	0
25-Jan-20	216	0	0	0	0
25-Jan-21	228	0	0	0	0
25-Jan-22	241	0	0	0	0
25-Jan-23	254	0	0	0	0
25-Jan-24	269	0	0	0	0
25-Jan-25	284	0	0	0	0
25-Jan-26	300	0	0	0	0
25-Jan-27	317	0	0	0	0
25-Jan-28	334	0	0	0	0
25-Jan-29	353	0	0	0	0
25-Jan-30	373	0	0	0	0
25-Jan-31	394	0	0	0	0
25-Jan-32	411	0	0	0	0
25-Jan-33	303	0	0	0	0
25-Jan-34	189	0	0	0	0
25-Jan-35	67	0	0	0	0
25-Jan-36	0	0	0	0	0

WAL	27.84	0.93	0.3	0.18	0.14
Principal Window	Jan32-Aug35	Feb06-Sep07	Feb06-Jul06	Feb06-May06	Feb06-Apr06

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-1G1BBG - Dec - 1A6

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	100	100	100	100	100
25-Jan-08	100	100	100	100	100
25-Jan-09	100	100	100	100	100
25-Jan-10	100	100	100	100	0
25-Jan-11	100	100	100	14	0
25-Jan-12	100	100	100	0	0
25-Jan-13	100	100	100	0	0
25-Jan-14	100	100	100	0	0
25-Jan-15	100	100	100	0	0
25-Jan-16	100	100	100	0	0
25-Jan-17	100	100	100	0	0
25-Jan-18	100	100	100	0	0
25-Jan-19	100	100	100	0	0
25-Jan-20	100	100	80	0	0
25-Jan-21	100	100	61	0	0
25-Jan-22	100	100	47	0	0
25-Jan-23	100	100	36	0	0
25-Jan-24	100	100	27	0	0
25-Jan-25	100	100	20	0	0
25-Jan-26	100	100	15	0	0
25-Jan-27	100	100	11	0	0
25-Jan-28	100	100	8	0	0
25-Jan-29	100	100	6	0	0
25-Jan-30	100	100	4	0	0
25-Jan-31	100	100	3	0	0
25-Jan-32	100	100	2	0	0
25-Jan-33	100	83	1	0	0
25-Jan-34	100	48	1	0	0
25-Jan-35	100	18	*	0	0
25-Jan-36	0	0	0	0	0

WAL	29.62	28.03	16.72	4.98	3.56
Principal Window	Aug35-Sep35	Aug32-Sep35	Mar19-Sep35	Dec10-Feb11	Jul09-Aug09

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-1G1BBG - Dec - 1A4

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	100	100	100	100	100
25-Jan-08	100	100	100	100	100
25-Jan-09	100	100	100	100	100
25-Jan-10	100	100	100	100	67
25-Jan-11	100	100	100	100	13
25-Jan-12	100	97	93	57	0
25-Jan-13	99	92	85	29	0
25-Jan-14	98	86	73	15	0
25-Jan-15	97	78	61	8	0
25-Jan-16	95	68	48	6	0
25-Jan-17	92	60	37	4	0
25-Jan-18	89	52	29	3	0
25-Jan-19	86	45	22	2	0
25-Jan-20	83	39	17	1	0
25-Jan-21	80	34	13	1	0
25-Jan-22	76	29	10	1	0
25-Jan-23	73	25	8	*	0
25-Jan-24	69	21	6	*	0
25-Jan-25	64	18	4	*	0
25-Jan-26	60	15	3	*	0
25-Jan-27	55	13	2	*	0
25-Jan-28	50	10	2	*	0
25-Jan-29	45	8	1	*	0
25-Jan-30	39	6	1	*	0
25-Jan-31	33	5	1	*	0
25-Jan-32	27	4	*	*	0
25-Jan-33	20	2	*	*	0
25-Jan-34	13	1	*	*	0
25-Jan-35	5	1	*	*	0
25-Jan-36	0	0	0	0	0

WAL	21.01	13.62	10.67	6.77	4.37
Principal Window	Feb11-Sep35	Feb11-Sep35	Feb11-Sep35	Feb11-Sep35	Aug09-Aug11

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-1G1BBG - Dec - 1B1

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	99	99	99	99	99
25-Jan-08	98	98	98	98	98
25-Jan-09	97	97	97	97	97
25-Jan-10	96	96	96	96	96
25-Jan-11	95	95	95	95	95
25-Jan-12	93	90	87	84	67
25-Jan-13	92	85	79	72	40
25-Jan-14	90	79	68	57	23
25-Jan-15	89	71	56	42	14
25-Jan-16	87	63	44	29	8
25-Jan-17	85	55	34	20	5
25-Jan-18	82	48	26	13	3
25-Jan-19	79	42	20	9	2
25-Jan-20	77	36	16	6	1
25-Jan-21	73	31	12	4	1
25-Jan-22	70	27	9	3	*
25-Jan-23	67	23	7	2	*
25-Jan-24	63	20	5	1	*
25-Jan-25	59	17	4	1	*
25-Jan-26	55	14	3	1	*
25-Jan-27	51	12	2	*	*
25-Jan-28	46	9	2	*	*
25-Jan-29	41	8	1	*	*
25-Jan-30	36	6	1	*	*
25-Jan-31	31	5	1	*	*
25-Jan-32	25	3	*	*	*
25-Jan-33	18	2	*	*	*
25-Jan-34	12	1	*	*	*
25-Jan-35	5	*	*	*	*
25-Jan-36	0	0	0	0	0

WAL	19.64	12.84	10.13	8.79	7.01
Principal Window	Feb06-Sep35	Feb06-Sep35	Feb06-Sep35	Feb06-Sep35	Feb06-Sep35

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-1G1BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Jan-06	100	100	100	100	100
25-Jan-07	99	90	82	73	64
25-Jan-08	98	81	65	51	38
25-Jan-09	97	72	51	35	23
25-Jan-10	96	64	40	24	13
25-Jan-11	95	57	32	17	8
25-Jan-12	93	50	25	12	5
25-Jan-13	92	45	20	8	3
25-Jan-14	90	40	16	5	2
25-Jan-15	89	35	12	4	1
25-Jan-16	87	31	10	3	1
25-Jan-17	85	27	8	2	*
25-Jan-18	82	24	6	1	*
25-Jan-19	79	20	5	1	*
25-Jan-20	77	18	3	1	*
25-Jan-21	73	15	3	*	*
25-Jan-22	70	13	2	*	*
25-Jan-23	67	11	2	*	*
25-Jan-24	63	10	1	*	*
25-Jan-25	59	8	1	*	*
25-Jan-26	55	7	1	*	*
25-Jan-27	51	6	*	*	*
25-Jan-28	46	5	*	*	*
25-Jan-29	41	4	*	*	*
25-Jan-30	36	3	*	*	*
25-Jan-31	31	2	*	*	*
25-Jan-32	25	2	*	*	*
25-Jan-33	18	1	*	*	*
25-Jan-34	12	1	*	*	*
25-Jan-35	5	*	*	*	*
25-Jan-36	0	0	0	0	0

WAL	19.64	7.91	4.36	2.88	2.08
Principal Window	Feb06-Sep35	Feb06-Sep35	Feb06-Sep35	Feb06-Sep35	Feb06-Sep35

LIBOR_1MO	4.4	4.4	4.4	4.4	4.4
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.